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                                                                   EXHIBIT 23(c)

                         INDEPENDENT AUDITOR'S CONSENT

    We consent to the use in this Registration Statement on Form SB-2 of our report dated March 27, 1997, relating to the financial statements of Triple A Security Systems, Inc.

    We also consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" in the Registration.

                                          TERRY H. JONES, CPA

West Hazelton, Pennsylvania

October 8, 1997